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                                                                      EXHIBIT 99

                   ADVANCED AERODYNAMICS & STRUCTURES, INC.
                       (A DEVELOPMENT STAGE ENTERPRISES)
                                 BALANCE SHEET
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                                                                             May 31, 2000        June 30, 2000        June 30, 2000
                                                                                  YTD          Pro-forma Entries     YTD (Pro-forma)

ASSETS
Current Assets:
       Cash and cash equivalents                                            $     406,334         $  (100,507)          $   305,827
       Short term investments                                                   2,325,722            (475,831)            1,849,891
       Investment Receivable                                                            -           2,275,000             2,275,000
       Prepaid expenses and other current assets                                  280,692               4,324               285,017
                                                                            -------------         -----------          ------------
              Total current assets                                          $   3,012,748         $ 1,702,986           $ 4,715,734
       Property, Plant and equipment, net                                      12,427,481             215,373            12,642,854
       Other assets                                                               194,815                  --               194,815
                                                                            -------------         -----------          ------------
           Total assets                                                     $  15,635,045         $ 1,918,359           $17,553,403
                                                                            =============         ===========          ============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
       Accounts payable                                                     $      72,175         $   184,295           $   256,471
       Capital lease obligation current portion                                   243,961                  --               243,961
       Other accrued liabilities                                                  672,761              28,646               701,407
                                                                            -------------         -----------          ------------
              Total current liabilities                                     $     988,897         $   212,941           $ 1,201,838

       Capital lease obligation, long term                                  $   9,546,389         $   (35,691)          $ 9,510,698
       Deferred revenue                                                         1,781,456               8,871             1,790,327
                                                                            -------------         -----------          ------------
       Stockholders' equity
           Preferred Stock, par value $ .0001 per share; 5,000,000
              shares authorized; no shares issued and outstanding

           Class A common, par value $ .0001 per share; 60,000,000 shares   $         690         $        --           $       690
              authorized ; 6,999,676 shares issued and outstanding

           Class B Common Stock, par value $ .0001 per share; 10,000,000 shares authorized; 1,900,324 shares issued and outstanding

           Class E-1 Common Stock; par value $ .0001 per share; 4,000,000 shares authorized; 4,000,000 shares issued and outstanding

           Class E-2 Common Stock; par value $ .0001 per share; 4,000,000 shares authorized; 4,000,000 shares issued and outstanding

       Preferred Stock                                                      $   5,000,000         $ 2,500,000           $ 7,500,000
       Warrants to purchase common stock
           Public Warrants                                                      $ 473,000         $        --           $   473,000
           Class A Warrants                                                    11,290,230                  --            11,290,230
           Class B Warrants                                                     4,632,184                  --             4,632,184
       Additional paid-in-capital                                              35,201,825            (225,000)           34,976,825
       Accumulated other comprehensive income (loss)                              (16,388)             16,250                  (138)

       Deficit accumulated during the development stage                     $ (53,263,238)        $  (559,012)         $(53,822,250)
                                                                            -------------         -----------          ------------
       Total stockholders' equity                                           $   3,318,302         $ 1,732,238          $  5,050,540
                                                                            -------------         -----------          ------------
       Total Liabilities and Stockholders' Equity                           $  15,635,045         $ 1,918,359          $ 17,553,403
                                                                            =============         ===========          ============
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